                                 EXHIBIT 99.2

 FORM OF PROXY FOR SPECIAL MEETING OF TELE-COMMUNICATIONS INTERNATIONAL, INC.
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                    Form of Proxy for Series A Common Stock
                  of Tele-Communications International, Inc.


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                    TELE-COMMUNICATIONS INTERNATIONAL, INC.
                            Post Office Box ______
                               Denver, CO 80217

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Graham E. Hollis and Stephen M. Brett, Esq. as Proxies, each with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all shares of Series A Common Stock of Tele-Communications International, Inc. ("TINTA") held of record by the undersigned on October 2, 1998, at the Special Meeting of stockholders to be held on November __, 1998 or any adjournment thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the proposal identified below and more fully described in the Notice of Special Meeting of Stockholders and Proxy Statement/Prospectus relating to the Special Meeting, receipt of each of which is hereby acknowledged.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL DESCRIBED ON THE REVERSE SIDE. IF ANY OTHER MATTERS ARE PRESENTED TO THE HOLDERS OF COMMON STOCK FOR A VOTE AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS APPOINTED AS PROXIES.

            (Continued, and to be signed and dated on reverse side)
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1.   PROPOSAL TO ADOPT the Agreement and Plan of Merger, dated as of August 24,
     1998 (together with the exhibits and schedules thereto, the "Merger Agreement"), among Tele-Communications, Inc., a Delaware corporation ("TCI"), Liberty Group Acquisition Co., a Delaware corporation and a newly formed direct wholly-owned subsidiary of TCI ("Merger Sub"), and TINTA. Pursuant to the Merger Agreement, (a) Merger Sub will be merged with and into TINTA, with TINTA as the surviving corporation (the "Merger") and, in connection therewith, (b) each share of Series A Common Stock, $1.00 par value per share, of TINTA ("TINTA Series A Stock") and each share of Series B Common Stock, $1.00 par value per share, of TINTA ("TINTA Series B Stock") outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) (other than any such shares held by TINTA in its treasury or owned of record by TCI or any subsidiary of TCI) will be converted into the right to receive .58 of a share of Tele-Communications, Inc. Series A Liberty Media Group Common Stock, $1.00 par value per share (the "LMG Series A Stock"), subject to adjustment under certain circumstances set forth in the Merger Agreement. Other than the shares of TINTA Series B Stock held by TCI, all of which will be canceled in the Merger, there are no outstanding shares of TINTA Series B Stock. The terms of the Merger Agreement and the LMG Series A Stock are described in detail in the accompanying Proxy Statement/Prospectus, and the full text of the Merger Agreement (exclusive of exhibits and schedules) is included as Appendix I thereto.

     FOR  [_]     AGAINST  [_]  ABSTAIN  [_]

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

                                                           Address Change and/or
     Series A Common Stock                               Comments Mark Here  [_]

                               Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               Dated:  _________________________________ 1998

                               ______________________________________________
                                                  Signature

                               ______________________________________________
                                           Signature if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD  Votes MUST be Indicated
  PROMPTLY USING THE ENCLOSED ENVELOPE            (X) In Black or Blue ink.  [_]
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

                    Form of Proxy for Series B Common Stock
                  of Tele-Communications International, Inc.

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                    TELE-COMMUNICATIONS INTERNATIONAL, INC.
                            Post Office Box ______
                               Denver, CO 80217

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Graham E. Hollis and Stephen M. Brett, Esq. as Proxies, each with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all shares of Series B Common Stock of Tele-Communications International, Inc. ("TINTA") held of record by the undersigned on October 2, 1998, at the Special Meeting of stockholders to be held on November __, 1998 or any adjournment thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the proposal identified below and more fully described in the Notice of Special Meeting of Stockholders and Proxy Statement/Prospectus relating to the Special Meeting, receipt of each of which is hereby acknowledged.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL DESCRIBED ON THE REVERSE SIDE. IF ANY OTHER MATTERS ARE PRESENTED TO THE HOLDERS OF COMMON STOCK FOR A VOTE AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS APPOINTED AS PROXIES.

            Continued, and to be signed and dated on reverse side)
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

--------------------------------------------------------------------------------
 1. PROPOSAL TO ADOPT the Agreement and Plan of Merger, dated as of August 24, 1998 (together with the exhibits and schedules thereto, the "Merger Agreement"), among Tele-Communications, Inc., a Delaware corporation ("TCI"), Liberty Group Acquisition Co., a Delaware corporation and a newly formed direct wholly-owned subsidiary of TCI ("Merger Sub"), and TINTA. Pursuant to the Merger Agreement, (a) Merger Sub will be merged with and into TINTA, with TINTA as the surviving corporation (the "Merger") and, in connection therewith, (b) each share of Series A Common Stock, $1.00 par value per share, of TINTA ("TINTA Series A Stock") and each share of Series B Common Stock, $1.00 par value per share, of TINTA ("TINTA Series B Stock") outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) (other than any such shares held by TINTA in its treasury or owned of record by TCI or any subsidiary of TCI) will be converted into the right to receive .58 of a share of Tele-Communications, Inc. Series A Liberty Media Group Common Stock, $1.00 par value per share (the "LMG Series A Stock"), subject to adjustment under certain circumstances set forth in the Merger Agreement. Other than the shares of TINTA Series B Stock held by TCI, all of which will be canceled in the Merger, there are no outstanding shares of TINTA Series B Stock. The terms of the Merger Agreement and the LMG Series A Stock are described in detail in the accompanying Proxy Statement/Prospectus, and the full text of the Merger Agreement (exclusive of exhibits and schedules) is included as Appendix I thereto.

     FOR  [_]         AGAINST  [_]      ABSTAIN  [_]

 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

                                                           Address Change and/or
     Series B Common Stock                               Comments Mark Here  [_]

                                   Please sign exactly as name appears hereon.
                                   When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   Dated:  __________________________, 1998


                                   ____________________________________________
                                                  Signature

                                   ____________________________________________
                                           Signature if held jointly


 PLEASE MARK, SIGN, DATE AND       Votes MUST be Indicated
 RETURN THE PROXY CARD PROMPTLY    (X) In Black or Blue ink.  [_]
 USING THE ENCLOSED ENVELOPE
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